Virtus Mid-Cap Growth Fund,

a series of Virtus Equity Trust

Supplement dated November 24, 2010 to the Prospectus dated July 31, 2010 and to the Statement of Additional Information (“SAI”) dated July 31, 2010,

each as supplemented

IMPORTANT NOTICE TO INVESTORS OF VIRTUS MID-CAP GROWTH FUND

As recommended by Management, the Board of Trustees of the Virtus Equity Trust, on behalf of the Virtus Mid-Cap Growth Fund, has voted to not proceed with the proposed combination of the Virtus Mid-Cap Growth Fund with and into another of the Virtus Mutual Funds (the “Reorganization”) as previously announced. Further, the Board has voted to authorize the withdrawal of the regulatory filings made in connection with the proposed Reorganization. Accordingly, the Reorganization will not be submitted for shareholder approval as previously disclosed in a supplement dated September 10, 2010.

Additionally, the previously disclosed plan to convert all Class B Shares of the Virtus Mid-Cap Growth Fund to Class A Shares of said Fund on or about December 3, 2010 will not be implemented. Although Class B Shares are not currently available for sale, Class B Shares will continue to be an effective share class of the fund.

Investors should retain this supplement with the Prospectus

and Statement of Additional Information for future reference.

VET 8019/MCGF NoMerger (11/10)